================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):


                                JANUARY 21, 2003

                          ----------------------------


                         TANDY BRANDS ACCESSORIES, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                                    --------
         (State or other Jurisdiction of Incorporation or Organization)


                   0-18927                                75-2349915
                   -------                                ----------
          (Commission File Number)               (IRS Employer Identification
                                                             No.)
            690 EAST LAMAR BLVD.
                  SUITE 200
              ARLINGTON, TEXAS                               76011
              ----------------                               -----
  (Address of Principal Executive Offices)                (Zip Code)

                                 (817) 265-4113
                                 --------------
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE
                                    ---------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         On January 21, 2003, the Registrant issued a press release announcing its financial results for the second quarter of fiscal 2003.

         A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.           EXHIBITS.

         Exhibit 99        Press Release, dated January 21, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TANDY BRANDS ACCESSORIES, INC.


Date:  January 21, 2003            By:  /s/ J.S.B. Jenkins
                                        ----------------------------------------
                                        J.S.B. Jenkins, President and Chief
                                         Executive Officer

                                 EXHIBIT INDEX


EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
  99       Press Release, dated January 21, 2003.